UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 27, 2004


                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    000-50221                88-0462762
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)



 Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland         20852-4821
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    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (301) 984-1566

                                 Not Applicable
   ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

Item 8.01  Other Events.

         On October 4, 2004, InforMedix Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, announcing a strategic alliance with McKesson BioServices Corporation ("MBS"), a subsidiary of McKesson Corporation, pursuant to a Strategic Alliance Agreement dated August 25, 2004, and executed on September 27, 2004, by and between the Company and MBS (the "Agreement"), attached hereto as Exhibit 10.1.

         The Company has developed an electronic device and backend software application (Med-eMonitor(TM) System) providing for the storage and dispensing of medication, and the collection and monitoring of medication compliance and patient outcomes data. MBS is in the clinical supply management business. Pursuant to the Agreement, the Company and MBS have agreed to jointly provide a turnkey patient-compliance and medication-dispensing solution for use in clinical trials. The Company and MBS will jointly, when appropriate, collaborate their sales and marketing efforts to promote each other in all identified and agreed upon product and service offerings (i.e., develop joint sales and marketing materials). In addition, the Company and MBS have agreed (i) that in the event either of them enters into a contract (the "contractor") with a customer which also require the services offered by the other party (the "subcontractor"), the contractor will give the subcontractor the right of first refusal to perform the services required, subject to certain conditions as provided in the Agreement; and (ii) to refer potential customers to each other seeking their respective products and services in exchange for a 3% referral fee based on net sales as set forth in the Agreement.

         The Agreement provides for non-solicitation of employees of the other party for a period of one year from the date of termination of the Agreement, and liability for either party is limited to proven direct damages (not indirect, incidental, consequential, punitive or special damages) not to exceed the total payments made to one party by other party under the particular subcontracting arrangement to which the damages relate.

         The term of the Agreement is for a period of three years commencing on August 25, 2004 and will automatically renew for subsequent three-year terms unless either party gives 90 days prior written notice of termination.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

Exhibit Number    Description
--------------    -----------

            10.1 Strategic Alliance Agreement dated August 25, 2004, and executed on September 27, 2004, by and between InforMedix, Inc. and McKesson BioServices Corporation.

            99.1  Press Release dated and issued October 4, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INFORMEDIX HOLDINGS, INC.

Date:   October 5, 2004                    By:  /s/ Bruce A. Kehr
                                                -----------------------
                                           Bruce A. Kehr
                                           Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

            10.1 Strategic Alliance Agreement dated August 25, 2004, and executed on September 27, 2004, by and between InforMedix, Inc. and McKesson BioServices Corporation.

            99.1  Press Release dated and issued October 4, 2004.